UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): August 18, 2014

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 18, 2014, USEC Inc. (“USEC”) issued a press release announcing the results of voting by holders of its convertible notes. The Plan of Reorganization (“Plan”) was accepted by more than 99 percent in both value of the notes and the number of votes cast. In addition, both holders of the Company’s preferred equity voted in favor of the plan. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

As previously reported on Form 8-K, on March 5, 2014 (the “Petition Date”), the Company filed a voluntary petition seeking reorganization relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court” and such case, the “Bankruptcy Case”). The Bankruptcy Case is being administered under the caption “In re: USEC Inc., Debtor” Case No. 14-10475. The Company’s subsidiaries (collectively, the “Non-Filing Entities”), including the United States Enrichment Corporation which is USEC’s primary operating subsidiary, are not debtors in the Bankruptcy Case. The Company will continue to operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Non-Filing Entities will continue to operate in the ordinary course of business.

The next step in the Chapter 11 process will be a confirmation hearing in the Bankruptcy Court on September 5, 2014. If the Plan is approved by the Bankruptcy Court, USEC would anticipate emerging from Chapter 11 protection shortly thereafter although, its emergence remains subject to, among other things, satisfaction of all conditions for emergence established under the Plan of Reorganization.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “anticipates”, “will be” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For USEC, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements. With respect to USEC’s expectations concerning the timing of the confirmation of its Plan of Reorganization by the bankruptcy court and/or its emergence from Chapter 11, such timing is subject to a number of uncertainties, some of which are outside the company’s control, including, but are not limited to, the impact of and risks related to USEC Inc.'s “pre-arranged” case under Chapter 11 of the bankruptcy code including risks related to obtaining approval and confirmation of USEC Inc.’s plan of reorganization, the Company’s ability to satisfy the conditions for emergence, and the impact of any and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q, which are available on our website www.usec.com. We do not undertake to update our forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated August 18, 2014 issued by USEC Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

August 18, 2014	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 18, 2014 issued by USEC Inc.